Exhibit 10.2

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of January 28, 2013, is entered into by and among MOHAWK INDUSTRIES, INC., a Delaware corporation (the “Company”), MOHAWK UNILIN INTERNATIONAL B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oisterwijk, the Netherlands and its office at Beneluxstraat 1 (5061 KD) Oisterwijk, the Netherlands, and registered with the Trade Register of the Chambers of Commerce under number 17229715 (“Mohawk BV”), MOHAWK FOREIGN HOLDINGS, S.À R.L., a company organized and existing under the laws of Luxembourg as a société a responsibilité limitée (“Mohawk Foreign”), MOHAWK INTERNATIONAL HOLDINGS, S.À R.L., a company organized and existing under the laws of Luxembourg as a société a responsibilité limitée (“Mohawk International”), UNILIN B.V.B.A., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of Belgium (collectively, with Mohawk BV, Mohawk Foreign and Mohawk International, the “Foreign Borrowers” and together with the Company, the “Borrowers”), the Guarantors indentified on the signature pages hereto, certain Lenders (as defined in the Credit Agreement (as defined below)) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer.

RECITALS

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of July 8, 2011, (as amended by Amendment No. 1 to Credit Agreement dated as of January 20, 2012, Amendment No. 2 to Credit Agreement dated as of November 16, 2012 and as hereby amended, and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended a revolving credit facility to the Borrowers; and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders signatory hereto agree to certain amendments to the Credit Agreement as provided herein, and the Administrative Agent and each of the undersigned Lenders have agreed to such requests, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement, as amended by this Amendment.

2. Amendments to Credit Agreement. Subject to the terms and conditions hereof and with effect from and after the Amendment Effective Date (defined below), the Credit Agreement is hereby amended as follows:

(a) New Definition. The following new definition is hereby added to Section 1.01 of the Credit Agreement in proper alphabetical order:

“ ‘2013 Indenture’ means that certain indenture dated on or about January 31, 2013 (as supplemented by that first supplemental indenture dated on or about January 31, 2013) by and between the Company, as issuer, and U.S. Bank National Association, as trustee.”

(b) Amended Definition. The definition of “Existing Indentures” in Section 1.01 of the Credit Agreement is amended by deleting such definition in its entirety and replacing it with the following definition:

“ ‘Existing Indentures’ means, collectively, the 2002 Indenture, the 2006 Indenture and the 2013 Indenture.”

(c) Amendment to Section 7.06(e). Section 7.06(e) of the Credit Agreement is amended by deleting such subsection in its entirety and replacing it with the following subsection:

“(e) the Company and its Restricted Subsidiaries shall be permitted to make (i) prepayments or redemptions prior to the stated maturity of the notes and other Indebtedness under the Existing Indentures only to the extent that at the time of and immediately after giving pro forma effect thereto, Available Liquidity shall be not less than $150,000,000 and (ii) redemptions or repayments at the stated maturity date of the notes and other Indebtedness under the Existing Indentures; provided that no Loans under this Agreement may be utilized to make any such redemption or repayment of the notes or other Indebtedness under the Existing Indentures or otherwise permitted under this clause (ii) unless, immediately after giving pro forma effect thereto, Available Liquidity shall be not less than $150,000,000; and”

(d) Amendment to Section 7.09. Section 7.09 of the Credit Agreement is amended by (A) deleting the word “and” after subpart (x) thereof, (B) replacing the period at the end of subpart (xi) thereof with “; and”, (C) deleting the proviso to Section 7.09 in its entirety, and (D) adding the following after subpart (xi) thereof:

“(xii) exist either (A) under the 2013 Indenture (to the extent no more restrictive to the Company and the Secured Parties than the similar provisions of the 2006 Indenture as in effect on the Closing Date) or (B) in any agreement evidencing any Refinancing Indebtedness in respect of Indebtedness under the 2013 Indenture so long as such modification, replacement, renewal, extension or refinancing does not expand the scope of such limitation;

provided that, notwithstanding anything to the contrary in this Section, neither the Company nor any of its Restricted Subsidiaries shall create, incur, assume, or permit or suffer to exist any restriction on the granting of Liens in favor of the Administrative Agent on assets of the type that are, or would constitute, Collateral under any Security Instrument in effect immediately prior to any Collateral Release Event, other than the equal and ratable sharing provisions under the Existing Indentures (as in effect on the Closing Date or, in the case of the 2013 Indenture, the initial date of such 2013 Indenture).”

(e) Amendment to Section 8.01(e)(i)(B). Section 8.01(e)(i)(B) of the Credit Agreement is amended by deleting such clause (B) in its entirety and replacing it with the following:

“(B) fails to observe or perform any other agreement or condition relating to the Permitted Pari Passu Indebtedness or any such other Indebtedness or Guarantee referred to in clause (i)(A)(2) above or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event (other than any event requiring the repurchase, repayment or redemption (automatically or otherwise), or an offer to repurchase, prepay or redeem, any Indebtedness under the 2013 Indenture (so long as such repurchase, prepayment or

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redemption is not required to be made at an amount in excess of 102% of the initial principal amount of such Indebtedness being repurchased, repaid or redeemed together with any accrued and unpaid interest), or the delivery of any notice with respect thereto, solely as a result of the Company not completing the acquisition contemplated to be funded in whole or in part with the proceeds of such Indebtedness or the stock purchase agreement relating to such acquisition being terminated) is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded;”

3. Consent to Pledge Agreement Provisions. In connection with this Amendment, each of the Lenders hereby irrevocably agree that if a Collateral Reinstatement Event occurs after the date hereof, the Administrative Agent is authorized on its behalf, and without further consent, to enter into new Security Instruments containing provisions as the Administrative Agent reasonably deems appropriate in order to give effect to the equal and ratable sharing provision of the 2013 Indenture and the transactions contemplated by this Amendment (to same extent as the 2006 Indenture was afforded in the Pledge Agreement in effect on the Closing Date).

4. Representations and Warranties. The Borrowers and the Guarantors hereby represent and warrant to the Administrative Agent and the Lenders as follows:

(a) no Default or Event of Default has occurred and is continuing, or would result from the amendments contemplated hereby;

(b) the execution, delivery and performance by the Borrowers and the Guarantors of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable;

(c) this Amendment constitutes the legal, valid and binding obligations of each Borrower and each Guarantor, enforceable against it in accordance with its terms, without defense, counterclaim or offset; and

(d) both before and immediately after giving effect to this Amendment, the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

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5. Effective Date.

(a) This Amendment will become effective on the date on which each of the following conditions has been satisfied (the “Amendment Effective Date”):

(i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Loan Parties, the Required Lenders and the Administrative Agent; and

(ii) unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two (2) Business Days prior to or on the Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

(b) For purposes of determining compliance with the conditions specified in this Section 5, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under Section 5 to be consented to or approved by or acceptable or satisfactory to such Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

(c) From and after the Amendment Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

(d) The Administrative Agent will notify the Company and the Lenders of the occurrence of the Amendment Effective Date.

6. Miscellaneous.

(a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect and all references in any Loan Document to the “Credit Agreement” shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

(c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT (AS AMENDED HEREBY) RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken

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together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

(e) If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f) The Company agrees to pay in accordance with Section 11.04 of the Credit Agreement all reasonable out of pocket expenses actually incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

(g) This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to the Credit Agreement to be duly executed as of the date first above written.

MOHAWK INDUSTRIES, INC.

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

Mohawk Industries, Inc.

Signature Pages

Amendment No. 3 to Credit Agreement

MOHAWK FOREIGN HOLDINGS S.À R.L., as a Foreign Borrower

By:	/s/ Edward R. Schleper
Name:	Edward R. Schleper
Title:	Class A Manager

MOHAWK INTERNATIONAL HOLDINGS S.À R.L., as a Foreign Borrower

By:	/s/ Edward R. Schleper
Name:	Edward R. Schleper
Title:	Class A Manager

MOHAWK UNILIN INTERNATIONAL B.V., as a Foreign Borrower

By:	/s/ Edward R. Schleper
Name:	Edward R. Schleper
Title:	Director and Attorney

UNILIN B.V.B.A., as a Foreign Borrower

By:	/s/ Edward R. Schleper
Name:	Edward R. Schleper
Title:	Attorney in Fact

Mohawk Industries, Inc.

Signature Pages

Amendment No. 3 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Ronaldo Naval
Name:	Ronaldo Naval
Title:	Vice President

BANK OF AMERICA, N.A., as Lender, L/C Issuer and Swing Line Lender

By:	/s/ David McCauley
Name:	David McCauley
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as Lender and L/C Issuer

By:	/s/ John A. Horst
Name:	John A. Horst
Title:	Credit Executive

SUNTRUST BANK, as Lender

By:	/s/ Vinay N. Desai
Name:	Vinay N. Desai
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Kay Reedy
Name:	Kay Reedy
Title:	Managing Director

BARCLAYS BANK PLC, as Lender

By:	/s/ Gregory Fishbein
Name:	Gregory Fishbein
Title:	Assistant Vice President

Mohawk Industries, Inc.

Signature Pages

Amendment No. 3 to Credit Agreement

ING BANK N.V. DUBLIN BRANCH, as Lender and L/C Issuer

By:	/s/ Shaun Hawley
Name:	Shaun Hawley
Title:	Vice President

By:	/s/ Aiden Neill
Name:	Aiden Neill
Title:	Director

MIZUHO CORPORATE BANK, LTD., as Lender

By:	/s/ David Lim
Name:	David Lim
Title:	Authorized Signatory

REGIONS BANK, as Lender

By:	/s/ Donald Q. Dalton
Name:	Donald Q. Dalton
Title:	Executive Vice President

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Michael P. Dickman
Name:	Michael P. Dickman
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Ravneet Mumick
Name:	Ravneet Mumick
Title:	Director

BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ Robert T. Barnaby
Name:	Robert T. Barnaby
Title:	Vice President

Mohawk Industries, Inc.

Signature Pages

Amendment No. 3 to Credit Agreement

SYNOVUS BANK, as Lender

By:	/s/ John R. Frierson
Name:	John R. Frierson
Title:	Vice President

SOVEREIGN BANK, N.A., as Lender

By:	/s/ Cameron D. Gateman
Name:	Cameron D. Gateman
Title:	SVP Larger Corporate Banking

Mohawk Industries, Inc.

Signature Pages

Amendment No. 3 to Credit Agreement

Each of the undersigned hereby consents to this Amendment and hereby (a) confirms and agrees that notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to the Security Instruments to which it is a party shall continue in full force and effect, and (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Security Instruments shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.

MOHAWK INDUSTRIES, INC.

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

MOHAWK CARPET, LLC

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

MOHAWK INTERNATIONAL HOLDINGS (DE) CORPORATION

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

UNILIN FLOORING NC, LLC

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

DAL-TILE INTERNATIONAL INC.

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

Mohawk Industries, Inc.

Signature Pages

Amendment No. 3 to Credit Agreement

DAL-TILE GROUP INC.

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

DAL-TILE CORPORATION

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

DAL-TILE DISTRIBUTION, INC.

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

DAL-TILE SERVICES, INC.

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

DAL-TILE I, LLC

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

DAL-TILE SHARED SERVICES, INC.

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

DAL-ELIT, LLC

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

Mohawk Industries, Inc.

Signature Pages

Amendment No. 3 to Credit Agreement

MOHAWK ESV, INC.

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

MOHAWK COMMERCIAL, INC.

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

ALADDIN MANUFACTURING CORPORATION

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

WAYN-TEX LLC

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

MOHAWK CARPET DISTRIBUTION, INC

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

MOHAWK CARPET TRANSPORTATION OF GEORGIA, LLC

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

MOHAWK RESOURCES, LLC

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

Mohawk Industries, Inc.

Signature Pages

Amendment No. 3 to Credit Agreement

MOHAWK SERVICING, LLC

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

MOHAWK FACTORING, INC.

By:	/s/ Shailesh S. Bettadapur
Name:	Shailesh S. Bettadapur
Title:	VP & Treasurer

MOHAWK FOREIGN HOLDINGS S.À R.L.

By:	/s/ Edward R. Schleper
Name:	Edward R. Schleper
Title:	Class A Manager

MOHAWK INTERNATIONAL HOLDINGS S.À R.L.

By:	/s/ Edward R. Schleper
Name:	Edward R. Schleper
Title:	Class A Manager

MOHAWK UNILIN INTERNATIONAL B.V

By:	/s/ Edward R. Schleper
Name:	Edward R. Schleper
Title:	Director and Attorney

MOHAWK B.V.B.A.

By:	/s/ Edward R. Schleper
Name:	Edward R. Schleper
Title:	Attorney in Fact

MOHAWK INTERNATIONAL (EUROPE) S.À R.L.

By:	/s/ Edward R. Schleper
Name:	Edward R. Schleper
Title:	Class A Manager

Mohawk Industries, Inc.

Signature Pages

Amendment No. 3 to Credit Agreement

MOHAWK GLOBAL INVESTMENTS, S.À R.L.

By:	/s/ Edward R. Schleper
Name:	Edward R. Schleper
Title:	Class A Manager

UNILIN HOLDINGS B.V.B.A.

By:	/s/ Edward R. Schleper
Name:	Edward R. Schleper
Title:	Attorney in Fact

FLOORING INDUSTRIES LIMITED

By:	/s/ Edward R. Schleper
Name:	Edward R. Schleper
Title:	Class A Director

Mohawk Industries, Inc.

Signature Pages

Amendment No. 3 to Credit Agreement